UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                                           June 16, 2009

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	39-1600938
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6737 West Washington Street, Suite 2250
Milwaukee, Wisconsin	53214
(Address of Principal Executive Offices)	(ZIP Code)

(414) 977-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On June 16, 2009, Merge Healthcare Incorporated (“Merge Healthcare”) and etrials Worldwide Inc. (“etrials”) issued a joint press release announcing that on June 16, 2009, Merge Healthcare, through its wholly owned subsidiary, Merge Acquisition Corp., had commenced an exchange offer for all of the outstanding shares of etrials common stock, par value $0.0001. Subject to the terms and conditions of the exchange offer, Merge Healthcare will exchange each validly tendered etrials share for the following consideration: (i) $0.80 in cash, without interest, and (ii) 0.3448 shares of newly issued Merge Healthcare common stock, par value $0.01. Etrials stockholders who otherwise would be entitled to receive a fraction of a share of Merge Healthcare common stock pursuant to the exchange offer will instead receive an amount in cash equal to such fraction multiplied by $2.610, rounded to the nearest cent. The exchange offer is subject to certain conditions as set forth in the exchange offer documents described below.  Unless otherwise extended, the exchange offer is expected to expire at 12:00 midnight, New York City time, at the end of Tuesday, July 14, 2009.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Important Information

In connection with the exchange offer, Merge Healthcare filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 and a tender offer statement on Schedule TO setting forth in detail the terms of the exchange offer.  On June 16, 2009, etrials filed with the SEC a solicitation/recommendation statement on Schedule 14D-9 setting forth in detail, among other things, the recommendation of etrials’ board of directors that etrials stockholders tender their shares pursuant to the exchange offer. These documents contain important information about the transaction and investors and security holders are urged to read them carefully before making any decision with respect to the exchange offer. Investors and security holders can obtain free copies of the registration statement on Form S-4, Schedule TO, Schedule 14D-9 and other filings containing information about Merge and etrials, without charge, at the SEC’s website (http://www.sec.gov). A free copy of the exchange offer materials may also be obtained from Merge’s website at http://www.merge.com.

Safe Harbor Statement

This news release contains "forward-looking statements," including statements which are related to future, not past, events.  Forward-looking statements usually describe expected future business and financial outlook or performance, and often contain words such as “will,” “believes,” “intends,” “anticipates,” “expects,” "plans," "seeks," “see” and similar expressions.  Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain and subject to various known and unknown risks.  Such forward-looking statements include Merge’s and etrials’ decision to enter into an agreement for Merge to acquire etrials, the ability of the parties to complete the transaction contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement, and the possibility of any termination of the merger agreement. For Merge, particular uncertainties and risks that could cause actual results to differ materially from post-merger forward-looking statements include: the consummation and the successful integration of etrials into Merge; market acceptance and performance of its products and services; the impact of competitive products and pricing; possible delays in the implementation of its managed services offering; the risks and effects of its recent changes in its executive and Board leadership; the risks and effects of its recent securities issues, including the issuance of certain senior secured notes; the past restatement of its financial statements and other actions that may be taken or required as a result of such restatement; its ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to its outstanding indebtedness; risks associated with its prior delays in filings with the SEC or its ability to continue to meet the listing requirements of The NASDAQ Stock Market; the costs, risks and effects of various pending legal proceedings and investigations, including the formal investigation being conducted by the Securities and Exchange Commission; and other risk factors detailed in its filings with the Securities and Exchange Commission.  More information about potential factors which could cause etrials’ actual results to differ from the forward-looking statements included in this announcement is included in its filings with the Securities and Exchange Commission, including the “Risk Factors” Section of its Form 10-K filed on March 10, 2009. These uncertainties and risks may cause its actual future results to be materially different than those expressed in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  Neither Merge nor etrials undertakes any obligation to update such forward-looking statements or any of such risks, uncertainties and other factors.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Joint News Release, dated June 16, 2009, of Registrant and etrials Worldwide, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

June 16, 2009	/s/ Steven M. Oreskovich
By: Steven M. Oreskovich
Title: Chief Financial Officer

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EXHBIT INDEX

Exhibit Number	Description

99.1	Exhibit 99.1 News Release dated June 16, 2009